Exhibit 99.1

This presentation contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to Associated Materials that are based on the beliefs of Associated Materials' management. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," and similar expressions identify forward-looking statements. Such statements reflect the current views of Associated Materials' management with respect to Associated Materials' ability to profit from the acquisition of Gentek Holdings and to grow the Gentek brands as expected. Associated Materials' ability to profit from its initiatives will depend on a number of factors, including primarily customer acceptance of Gentek's products, the achievement of anticipated synergies and operational efficiency. Such statements also reflect the current views of Associated Materials' management with respect to its operations and results of operations regarding the availability of consumer credit, interest rates, employment trends, levels of consumer confidence, consumer preferences, national and regional trends in new housing starts, raw material costs, pricing pressures, costs of environmental compliance, level of competition within our market, availability of alternative building products, shifts in market demand, and general economic conditions. These statements are subject to certain risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Forward Looking Statements

Associated Materials is a leading, vertically integrated manufacturer and nationwide distributor of exterior residential building products The Company's core products include vinyl siding and vinyl windows, as well as vinyl fencing, decking and railing, and garage doors vinyl siding/vinyl windows together accounted for approximately 72% of 2002 sales 70% of products sold to remodeling market vs. 30% new construction products marketed on wholesale basis to 35,000 independent contractors through nationwide network of 91 Supply Centers Associated Materials Overview

Alside's Broad Product Offering



Siding Brands
Preservation, Charter Oak, CenterLock, Eclipse, Board and Batten, Williamsport, Odyssey Plus,Seneca, Landscape, Conquest



Window Brands
Preservation, UltraMaxx, Specialty Windows, Excalibur, Geneva, Centurion, Performance Series



Fencing Brands
UltraGuard



Garage Doors
Premium Garage Door Company



Third Party & Accessories

ASSOCIATED MATERIALS

Alside's Nationwide Presence - Company Supply Centers Associated Materials' 91 Company-owned supply centers provide "one-stop shopping" to meet the specialized needs of its contractor-customers Captive distribution enables market share gains and higher levels of customer service

Recent Company Highlights Associated Materials continues to strengthen its growing market position and presence the Company has continued to develop its extremely successful windows program, with sales in units increasing over 20% per year Associated Materials continues to deliver strong financial results from 1998 to 2002, revenues and adjusted EBITDA increased at CAGRs of 14.4% and 13.8%, respectively On April 19, 2002, Associated Materials was acquired by Harvest Partners On June 24, 2002, the Company completed the sale of its AmerCable division to Wingate Partners for cash proceeds of $28.3MM Historical Revenues1 Historical EBITDA1,2 Note: Pro forma for the sale of the Company's AmerCable business A reconciliation of EBITDA to net income (loss) and adjusted EBITDA to EBITDA can be found in the Company's annual report on form 10-K for December 31, 2002 located on the investor relations page of the Company's web site at www.associatedmaterials.com $357.3 $410.1 $434.8 $524.5 $611.3 0.0 200.0 400.0 600.0 1998 1999 2000 2001 2002 ($MM) 4-year CAGR = 14.4%

Associated Materials Incorporated's Q2 Performance Note: EBITDA for the second quarter of 2002 includes $1.3 million of EBITDA relating to the AmerCable division, costs of $7.3 million related to the Company's merger transaction with Harvest Partners, Inc., debt extinguishment costs of $7.6 million and a cost of sales expense of $1.9 million relating to an inventory fair value adjustment recorded at the time of the merger. A reconciliation of EBITDA to net income can be found in the Company's quarterly report on Form 10-Q for June 28, 2003 located on the Company's web site at www.associatedmaterials.com .

Gentek Overview

Gentek Building Products Overview Gentek is a North American manufacturer and distributor of vinyl siding, vinyl windows, and metals products 41% of Gentek's products are sold through their Canadian supply centers, 25% through their US supply centers, and 34% through US independent distributors 45% of products sold to the remodeling market vs. 55% to new construction 2002 sales and EBITDA1 were $260.1MM and $19.3MM, respectively Total purchase price was approximately $118MM which included an estimated working capital adjustment of $13MM Note: A reconciliation of EBITDA to net income can be found in the Company's July 31, 2002 News Release and Form 8-K announcing the acquisition of Gentek Holdings, Inc., which is located on the investor relations page of the Company's web site at www.associatedmaterials.com

Gentek's Broad Product Offering

Combined Company's Supply Centers The Combined Company's multi-national footprint is a significant competitive advantage Gentek Supply Centers Alside Supply Centers

Industry Dynamics

Favorable Building Product Demand Drivers Rising income levels and "nesting" trend driving demand for professional remodeling sales Average Age of US Homes US Median Average Sales Price of US Homes Single-Family Existing Homes Existing Home Sales Single-Family Source: Harvard University Joint Study on Housing Source: National Association of Realtors Source: National Association of Realtors

Favorable Building Product Demand Drivers Remodeling Segment Residential Improvement Expenditures US Population Over Fifty Years of Age Source: U.S. Bureau of Census C50 Residential Improvements & Repairs Source: U.S. Bureau of Census

Favorable Building Product Demand Drivers Sales Price Single-Family New Homes Interest Rate 30 Year Mortgage Housing Starts Single-Family New Construction Segment Home Size Single-Family Median Source: Harvard University Joint Study on Housing Source: Harvard University Joint Study on Housing Source: Freddie Mac Source: US Census Bureau

Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Growth 106.4 97.1 93.5 93.3 79.4 84.1 80.3 78.8 64.8 61.4 81 83.6 83.5 76.6 Consumer Confidence Index The Conference Board/Consumer Research Center: Consumer Confidence Index Favorable Building Product Demand Drivers

Vinyl Siding Siding & Soffit Distribution US-2001 Residential Siding Materials-2001 78.5MM Squares Over the last 20 years vinyl products have gained market share due to greater durability, lower maintenance, greater energy efficiency, and lower cost Source: SABRE Report June 2002 Source: SABRE Report June 2002

Vinyl Windows Residential Window Marketplace Residential Window Marketplace-2001 58.4MM Units Vinyl Windows dominate the replacement segment and continue to penetrate the new construction market Source: SABRE Report June 2002 Source: SABRE Report June 2002

Canadian Siding Market Canadian market provides the Combined Company further growth opportunities Initial Distribution by Channel in Canada Source: SABRE Report June 2002 Source: SABRE Report June 2002

The Associated Materials/Alside and Gentek Combination

Strategic Rationale for the Associated Materials / Gentek Combination Expands Reach into Specialty Distribution Substantial Cost Savings Expands Manufacturing Capabilities Extends Associated Materials' Market Leadership The Company plans to capitalize on complementary positioning, best practices, and scale opportunities to increase share and continue to lead the industry in operational excellence and product innovation

Distribution Strategy Alside's and Gentek's distribution channels are highly complementary COMPANY-OPERATED United States - 13 Canada - 20 INDEPENDENT United States 212 distributors, 592 locations Alside Gentek COMPANY-OPERATED United States - 91 Canada - 0 INDEPENDENT United States 34 distributors, 41 locations Dual distribution channel strategy leads to market share gains

Combined Company Manufacturing Operations Vertically integrated low-cost manufacturing capabilities Highly efficient plant operations Scaleable model for future growth Alside Plants Gentek Plants 1 2 3 4 5 1 2 5 6 7 3 4 1 Burlington, ON 383,500 2 Woodbridge, NJ 317,500 3 Point Claire, Quebec 290,654 4 Richmond, VA 60,000 5 Lambeth, ON 52,000 Gentek Plant Sites Sq. Ft. 1 Bothell, WA 159,000 2 Cedar Rapids, IA 128,000 3 Akron, OH 577,000 4 Kinston, NC 319,000 5 Ennis, TX 301,000 6 Freeport, TX 120,000 7 West Salem, OH 173,000 Alside Plant Sites Sq. Ft.

Business Strategy Capitalize on the advantages of having a US (104) and Canadian (20) distribution network Increase sales at existing supply centers Selective expansion of supply centers Increase focus on third party distribution products and Gentek metals products Increase share by strengthening independent distribution channel Focus on Revere(r) / Gentek(r) brand Continue to lead industry in product innovation with a broad range of products and brands Operational excellence